Oppenheimer                      ANNUAL
       Limited-Term                     REPORT
       Government Fund                  September 30, 2002


Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments


"In a period plagued by high volatility, continued negative returns for most major market indices, and historically low interest rates, the Fund delivered strong absolute performance. Key contributors to performance include the Fund's general overweighted exposure to mortgage-related securities, as well as the new management team's decision to emphasize two- and five-year maturities later in the period."

                                          [LOGO] OppenheimerFunds(R)
                                             The Right Way to Invest

REPORT HIGHLIGHTS


    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 6  Fund Performance

11  Financial
    Statements

33  Independent
    Auditors' Report

34  Federal Income Tax
    Information

35  Trustees and Officers

40  Privacy Policy Notice

Fund Objective
Oppenheimer Limited-Term Government Fund seeks high current return and safety of principal.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares ranked in the first quartile of short term US government funds, for each of the one- (14 of 72), five- (13 of 58) and 10-year (2 of 25) periods ended September 30, 2002. For the 10-year period (ended 9/30/02), the Fund's Class A shares ranked in the top 10% of its peers.(1)


Average Annual Total Returns*
          For the 1-Year Period
          Ended 9/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   5.72%        2.02%
---------------------------------
Class B   4.93         0.93
---------------------------------
Class C   4.95         3.95
---------------------------------
Class N   5.60         4.60
---------------------------------
Class Y   6.13


Standardized Yields(2)
For the 30 Days Ended 9/30/02
---------------------------------
Class A                2.33%
---------------------------------
Class B                1.69
---------------------------------
Class C                1.72
---------------------------------
Class N                2.24
---------------------------------
Class Y                2.78


Shares of Oppenheimer Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. Past performance is no guarantee of future results.
2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2002. Falling share prices will tend to artificially raise yields.
*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an


[Photo of James C. Swain]
[Photo of John V. Murphy]

James C. Swain
Chairman
Oppenheimer
Limited-Term
Government Fund

John V. Murphy
President
Oppenheimer
Limited-Term
Government Fund


                1|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

LETTER TO SHAREHOLDERS

investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds The Right Way to Invest.


Sincerely,

/s/ James C. Swain           /s/ John V. Murphy
------------------           ------------------
James C. Swain               John V. Murphy
October 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


                2|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[SIDEBAR]
Portfolio Management
Team
Angelo Manioudakis
Ben Gord
Charles Moon

Q How did Oppenheimer Limited-Term Government Fund perform for the fiscal year that ended September 30, 2002?

A. In a period characterized by volatile conditions, negative returns for most major market indices, and low interest rates, we are quite pleased with the Fund's absolute and relative returns. For the 12-month period under review, the Fund's Class A shares returned 5.72% (at Net Asset Value), versus its peer group, the Lipper Short Term U.S. Government Fund category, which returned 5.02%. We are also pleased to mention that the Fund remains in the top quartile of its peer group for the one-year period ended September 30, 2002. As the new managers of the Fund's portfolio, we are confident that the Fund's strategy offers both the flexibility and disciplined approach that will support us in keeping the Fund's returns and relative standing in the industry as strong as they've been historically.

What factors most significantly impacted performance?

When we assumed responsibility for day-to-day management of the Fund on April 23, 2002, we were convinced that the Fund's overall strategy was a primary component in its strong performance up until that point. By investing in--and at times, emphasizing--mortgage-related securities, the Fund was able to offer both high income potential to help cushion against volatility, as well as diversification among various types of government securities. While spread products (non-Treasury securities) such as mortgages or government agency securities offered only a marginal yield advantage over comparable Treasuries this year,


Top Five Holdings by Issuer(3)
-------------------------------------------------------------
U.S. Treasury                                           41.1%
-------------------------------------------------------------
Federal National Mortgage Assn.                         30.3
-------------------------------------------------------------
Federal Home Loan Mortgage Corp.                        18.1
-------------------------------------------------------------
Repurchase Agreement                                     6.3
-------------------------------------------------------------
Government National Mortgage Corp.                       2.7

3. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on total market value of investments.


                3|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[SIDEBAR]
We are confident that the Fund's strategy offers both the flexibility and disciplined approach that will support us in keeping the Fund's returns and relative standing in the industry as strong as they've been historically.

[SIDEBAR]
Credit Allocation(4)
[PIE CHART]


 o Gov't Agency    51.1%
 o Treasury        41.1
 o AAA              1.5
 o Other            6.3


these non-Treasury securities performed well. Therefore, the Fund's general overweighted exposure to mortgages benefited performance, particularly during the first six months of the period under review.
   Another positive influence to performance was our decision in mid-2002 to significantly increase our exposure to the "front end" of the yield curve. We put more emphasis on two- and five-year securities at a time when the markets expected the Federal Reserve Board (the Fed) to tighten its stance on interest rates and perhaps raise short-term rates, as opposed to maintaining an easing stance or cutting them further. This was a very profitable positioning decision for the Fund. Since no rate hike occurred, and market sentiment shifted to anticipate rates dropping or remaining somewhat stable for a few months, these securities continued to perform well, thereby adding to Fund performance.
   On the negative side, the fact that we lowered the portfolio's duration (interest-rate sensitivity) over the last month or so of the fiscal year slightly detracted from performance. In our efforts to reduce our interest-rate sensitivity to the relatively "expensive" sectors of the yield curve--namely, two- and five-year maturities--we invested in securities that did not perform as well as other segments of the market. Fortunately, though, the impact of this decision proved to be minimal on Fund performance overall for the year.

What changes did you make to the portfolio?

We believe it is important to point out that prior to us assuming day-to-day management, the Fund's strategy, security selection process and overall allocation mix had served it well for quite some time. Therefore, we did not believe drastic


4. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and subject to change, and dollar-weighted based on total market value of investments. While the Fund seeks to maintain an average effective maturity of 3-years, the Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.


                4| OPPENHEIMER LIMITED-TERM GOVERNMENT FUND changes were warranted. Overall, we continue to conduct rigorous, in-depth credit research as well as our careful risk management efforts to support prudent security selection. The only minor adjustment we made was to slightly scale back our mortgage position recently to a more neutral exposure. This enabled us to harvest gains for the portfolio.

What is your outlook, and how are you positioning the Fund in light of your outlook?

We anticipate that interest rates will be modestly higher a year from now, especially at the front end of the yield curve, among the shortest maturities. In regard to mortgages, we expect these securities to cheapen somewhat over the next several months, giving us the potential to add to our mortgage position at more attractive price levels.
   The portfolio is currently positioned based on these expectations, and we are optimistic that should these scenarios play out, we believe the Fund's portfolio could enjoy more favorable yield from its mortgage holdings, as well as possible price appreciation from certain segments of the yield curve should interest rates back up.
   Above all, we are pleased to have the opportunity to manage the Fund for shareholders, and strive to deliver a continuation of the favorable results the Fund has provided in recent years. We view the Fund as a column of strength for those investors seeking a buffer against volatility in the equity markets, as well as those looking to fully diversify an equity-focused portfolio. In short, we believe the Fund's disciplined investment process, unique composition of fixed-income securities, as well as its favorable track record versus its peers all help make Oppenheimer Limited-Term Government Fund a key ingredient of The Right Way to Invest.


5. See Notes on page 10 for further details.

[SIDEBAR]

Average Annual
Total Returns with
Sales Charge
For the Periods Ended 9/30/02(5)

Class A
1-Year  5-Year 10-Year
---------------------------
2.02%   5.33%  5.60%

Class B        Since
1-Year  5-Year Inception
---------------------------
0.93%   5.13%  5.36%

Class C        Since
1-Year  5-Year Inception
---------------------------
3.95%   5.28%  5.67%

Class N        Since
1-Year  5-Year Inception
---------------------------
4.60%   N/A    6.58%

Class Y        Since
1-Year  5-Year Inception
---------------------------
6.13%   N/A    6.30%


                5|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2002, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

Management's Discussion of Performance. For the fiscal year ended September 30, 2002, active management of the Fund's portfolio continued to serve it well amidst extremely volatile market conditions. The Fund's overweighted exposure to mortgage-related securities generally benefited performance, in particular, during the first six months of the period under review. The new management team's decision to significantly increase the portfolio's exposure to the "front end" of the yield curve--namely, two- and five-year maturities--at a time when the market's expectations called for possible interest rate hikes by the Federal Reserve Board, greatly benefited performance. This decision proved to be quite profitable for the Fund. Since no rate hikes occurred, and market sentiment shifted to anticipate instead a stabilization or even decrease in interest rates, these securities continued to perform well. The Fund's holdings, allocations, strategies and management are subject to change. Late in the fiscal year, the Fund's new portfolio management team believed it prudent to lower the portfolio's duration, or interest-rate sensitivity, based on current conditions and market expectations. However, this slightly detracted from performance, since it introduced exposure to other segments of the market that did not perform well relative to the richly valued two- and five-year segments of the yield curve. Fortunately, the impact of this change proved to be quite minimal on Fund performance overall.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the class on February 1, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the class on January 26, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. This index is widely used to measure the performance of the U.S. Government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                6|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                  Oppenheimer
                 Limited-Term        Lehman Brothers        Lehman Brothers
                Government Fund      U.S. Government      1-3 Year Government
                   (Class A)           Bond Index              Bond Index

09/30/1992           9,650               10,000                  10,000
12/31/1992           9,683               10,004                  10,021
03/31/1993           9,956               10,456                  10,238
06/30/1993          10,215               10,759                  10,351
09/30/1993          10,384               11,108                  10,494
12/31/1993          10,439               11,071                  10,560
03/31/1994          10,473               10,738                  10,508
06/30/1994          10,388               10,615                  10,509
09/30/1994          10,461               10,660                  10,614
12/31/1994          10,488               10,697                  10,615
03/31/1995          10,881               11,200                  10,967
06/30/1995          11,108               11,895                  11,315
09/30/1995          11,301               12,106                  11,483
12/31/1995          11,582               12,659                  11,765
03/31/1996          11,618               12,373                  11,810
06/30/1996          11,712               12,432                  11,934
09/30/1996          11,927               12,641                  12,134
12/31/1996          12,148               13,010                  12,363
03/31/1997          12,265               12,904                  12,443
06/30/1997          12,579               13,351                  12,719
09/30/1997          12,836               13,799                  12,968
12/31/1997          13,073               14,257                  13,186
03/31/1998          13,248               14,472                  13,375
06/30/1998          13,421               14,853                  13,581
09/30/1998          13,824               15,675                  13,996
12/31/1998          13,972               15,662                  14,104
03/31/1999          14,059               15,438                  14,190
06/30/1999          14,077               15,306                  14,266
09/30/1999          14,209               15,408                  14,443
12/31/1999          14,287               15,312                  14,523
03/31/2000          14,436               15,824                  14,707
06/30/2000          14,662               16,072                  14,958
09/30/2000          14,966               16,515                  15,288
12/31/2000          15,335               17,340                  15,710
03/31/2001          15,648               17,775                  16,150
06/30/2001          15,781               17,733                  16,344
09/30/2001          16,310               18,705                  16,919
12/31/2001          16,399               18,594                  17,050
03/31/2002          16,508               18,476                  17,053
06/30/2002          16,865               19,296                  17,481
09/30/2002          17,242               20,582                  17,909

Average Annual Total Returns of Class A Shares of the Fund at 9/30/02*
1-Year 2.02%   5-Year 5.33%   10-Year 5.60%


CLass B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                  Oppenheimer
                 Limited-Term        Lehman Brothers        Lehman Brothers
                Government Fund      U.S. Government      1-3 Year Government
                   (Class B)           Bond Index              Bond Index

05/03/1993          10,000               10,000                  10,000
06/30/1993          10,131               10,211                  10,050
09/30/1993          10,282               10,542                  10,188
12/31/1993          10,315               10,507                  10,253
03/31/1994          10,327               10,191                  10,203
06/30/1994          10,221               10,074                  10,203
09/30/1994          10,265               10,117                  10,305
12/31/1994          10,275               10,152                  10,306
03/31/1995          10,630               10,630                  10,648
06/30/1995          10,824               11,289                  10,985
09/30/1995          11,002               11,489                  11,149
12/31/1995          11,253               12,014                  11,423
03/31/1996          11,267               11,743                  11,466
06/30/1996          11,337               11,798                  11,587
09/30/1996          11,523               11,997                  11,780
12/31/1996          11,714               12,347                  12,003
03/31/1997          11,806               12,247                  12,080
06/30/1997          12,086               12,671                  12,348
09/30/1997          12,310               13,096                  12,591
12/31/1997          12,514               13,531                  12,802
03/31/1998          12,658               13,735                  12,985
06/30/1998          12,800               14,097                  13,186
09/30/1998          13,159               14,876                  13,589
12/31/1998          13,275               14,864                  13,693
03/31/1999          13,332               14,652                  13,777
06/30/1999          13,341               14,527                  13,851
09/30/1999          13,466               14,623                  14,023
12/31/1999          13,540               14,532                  14,100
03/31/2000          13,680               15,018                  14,279
06/30/2000          13,895               15,254                  14,523
09/30/2000          14,183               15,674                  14,843
12/31/2000          14,533               16,456                  15,253
03/31/2001          14,830               16,870                  15,680
06/30/2001          14,955               16,830                  15,869
09/30/2001          15,457               17,752                  16,426
12/31/2001          15,541               17,646                  16,554
03/31/2002          15,644               17,535                  16,557
06/30/2002          15,982               18,313                  16,972
09/30/2002          16,340               19,533                  17,388

Average Annual Total Returns of Class B Shares of the Fund at 9/30/02*
1-Year 0.93%   5-Year 5.13%   Since Inception 5.36%

* See Notes on page 10 for further details.


                7|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

                  Oppenheimer
                 Limited-Term        Lehman Brothers        Lehman Brothers
                Government Fund      U.S. Government      1-3 Year Government
                   (Class C)           Bond Index              Bond Index

02/01/1995          10,000               10,000                  10,000
03/31/1995          10,197               10,279                  10,193
06/30/1995          10,388               10,917                  10,516
09/30/1995          10,547               11,110                  10,673
12/31/1995          10,786               11,618                  10,935
03/31/1996          10,798               11,355                  10,977
06/30/1996          10,865               11,409                  11,092
09/30/1996          11,044               11,601                  11,277
12/31/1996          11,216               11,940                  11,491
03/31/1997          11,315               11,843                  11,565
06/30/1997          11,583               12,253                  11,821
09/30/1997          11,798               12,664                  12,053
12/31/1997          11,983               13,085                  12,255
03/31/1998          12,121               13,282                  12,431
06/30/1998          12,256               13,632                  12,623
09/30/1998          12,601               14,386                  13,009
12/31/1998          12,724               14,374                  13,109
03/31/1999          12,767               14,169                  13,188
06/30/1999          12,760               14,048                  13,259
09/30/1999          12,855               14,141                  13,424
12/31/1999          12,901               14,053                  13,498
03/31/2000          13,011               14,523                  13,669
06/30/2000          13,190               14,751                  13,903
09/30/2000          13,452               15,157                  14,209
12/31/2000          13,759               15,914                  14,601
03/31/2001          14,014               16,314                  15,010
06/30/2001          14,093               16,275                  15,191
09/30/2001          14,539               17,166                  15,725
12/31/2001          14,590               17,064                  15,847
03/31/2002          14,661               16,956                  15,850
06/30/2002          14,950               17,709                  16,247
09/30/2002          15,258               18,889                  16,645

Average Annual Total Returns of Class C Shares of the Fund at 9/30/02*
1-Year 3.95%   5-Year 5.28%   Since Inception 5.67%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                  Oppenheimer
                 Limited-Term        Lehman Brothers        Lehman Brothers
                Government Fund      U.S. Government      1-3 Year Government
                   (Class N)           Bond Index              Bond Index

03/01/2001          10,000               10,000                  10,000
03/31/2001          10,059               10,035                  10,081
06/30/2001          10,143               10,011                  10,202
09/30/2001          10,473               10,560                  10,561
12/31/2001          10,526               10,497                  10,643
03/31/2002          10,590               10,431                  10,644
06/30/2002          10,812               10,893                  10,912
09/30/2002          11,059               11,619                  11,179

Average Annual Total Returns of Class N Shares of the Fund at 9/30/02*
1-Year 4.60%   Since Inception 6.58%


                8|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

CLASS Y SHARES
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]
                  Oppenheimer
                 Limited-Term        Lehman Brothers        Lehman Brothers
                Government Fund      U.S. Government      1-3 Year Government
                   (Class Y)           Bond Index              Bond Index

01/26/1998          10,000               10,000                  10,000
03/31/1998          10,075               10,001                  10,048
06/30/1998          10,215               10,265                  10,202
09/30/1998          10,530               10,832                  10,515
12/31/1998          10,651               10,823                  10,595
03/31/1999          10,728               10,669                  10,660
06/30/1999          10,752               10,578                  10,717
09/30/1999          10,862               10,648                  10,850
12/31/1999          10,932               10,581                  10,910
03/31/2000          11,056               10,936                  11,048
06/30/2000          11,240               11,107                  11,237
09/30/2000          11,482               11,413                  11,485
12/31/2000          11,771               11,983                  11,802
03/31/2001          12,018               12,284                  12,132
06/30/2001          12,132               12,255                  12,278
09/30/2001          12,537               12,926                  12,710
12/31/2001          12,616               12,849                  12,809
03/31/2002          12,700               12,768                  12,811
06/30/2002          13,002               13,335                  13,132
09/30/2002          13,306               14,223                  13,454

Average Annual Total Returns of Class Y Shares of the Fund at 9/30/02*
1-Year 6.13%   Since Inception 6.30%

* See Notes on page 10 for further details.

The performance information for both indices in the graphs begins on 9/30/92 for Class A, 4/30/93 for Class B, 1/31/95 for Class C, 2/28/01 for Class N and 1/31/98 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.


                9|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund's maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                10|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  September 30, 2002

                                                       Principal   Market Value
                                                          Amount     See Note 1
--------------------------------------------------------------------------------
 Mortgage-Backed Obligations--33.2%
--------------------------------------------------------------------------------
 Government Agency--33.2%
--------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--30.1%
 Federal Home Loan Mortgage Corp., Gtd. Mtg.
 Pass-Through Participation Certificates:
 7.50%, 2/1/32                                       $  4,545,085  $  4,795,114
 8%, 4/1/16                                            21,442,802    22,944,363
 9%, 8/1/22-5/1/25                                      4,326,480     4,786,925
 11.50%, 6/1/20                                           247,514       287,897
 12.50%, 7/1/19                                           657,001       772,312
 13%, 8/1/15                                              769,767       911,950
 Series 151, Cl. F, 9%, 5/15/21                           532,428       556,245
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd.
 Multiclass Mtg. Participation Certificates:
 9.25%, 11/1/08                                           137,853       146,403
 11%, 11/1/20                                             888,591     1,036,102
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd.
 Multiclass Mtg. Pass-Through Certificates:
 8.50%, 3/1/31                                          7,853,422     8,405,786
 10%, 12/25/10-8/1/21                                   1,613,456     1,820,983
 11.50%, 2/1/16                                            25,213        29,178
 11.75%, 1/1/16-4/1/19                                    388,250       448,932
 12%, 6/1/15                                              395,909       461,772
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through Certificates:
 Series 1541, Cl. H, 7%, 10/15/22                       6,500,000     6,841,199
 Series 1625, Cl. G, 5.75%, 1/15/08                        70,482        70,485
 Series 2298, Cl. PC, 6.50%, 10/15/26                   5,000,000     5,173,321
 Series 2312, Cl. PH, 6.50%, 12/15/27                   9,000,000     9,415,115
 Series 2315, Cl. CM, 6.50%, 1/15/25                    7,000,000     7,219,761
 Series 2316, Cl. PD, 6%, 11/15/20                     17,764,853    18,187,614
 Series 2358, Cl. PA, 6%, 6/15/11                      11,755,854    12,094,850
 Series 2359, Cl. PA, 6%, 8/15/10                      11,800,000    12,092,816
 Series 2410, Cl. NE, 6.50%, 9/15/30                    7,850,000     8,251,511
 Series 2420, Cl. BC, 6.50%, 7/15/26                   15,000,000    15,701,700
 Series 2430, Cl. OB, 6%, 10/15/26                     23,900,000    25,072,935
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped
 Mtg.-Backed Security:
 Series 164, Cl. A, (10.11)%, 3/1/24(1)                 6,954,247       904,052
 Series 192, Cl. IO, (23.08)%, 2/1/28(1)                8,451,198     1,041,874
 Series 194, Cl. IO, (25.08)%, 4/1/28(1)               11,674,555     1,535,934
 Series 199, Cl. IO, (23.59)%, 8/1/28(1)               34,824,718     4,625,158
 Series 202, Cl. IO, (19.95)%, 4/1/29(1)                5,522,231       763,621
 Series 203, Cl. IO, (22.85)%, 6/15/29(1)              30,350,615     4,163,725
 Series 206, Cl. IO, (24.16)%, 12/15/29(1)              3,719,188       492,792
 Series 207, Cl. IO, (26.502)%, 4/15/30(1)              5,640,467       687,432
 Series 214, Cl. IO, (28.27)%, 6/1/31(1)               27,892,269     3,673,935
 Series 2367, Cl. MI, (42.74)%, 1/15/22(1)              9,406,436       305,709
 Series 2370, Cl. PI, (16.51)%, 6/15/20(1)              9,140,883       451,331
 Series 2403, Cl. QI, (32.33)%, 1/15/22(1)             12,000,000       573,750
 Series 2410, Cl. PI, (28.47)%, 2/15/26(1)             18,908,786       649,989
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.-Government
 National Mortgage Assn., Gtd. Multiclass Mtg.
 Participation Certificates,
 Series 28, Cl. PG, 6.875%, 2/25/23                     5,500,000     5,862,572


                11|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued

                                                       Principal   Market Value
                                                          Amount     See Note 1
--------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored Continued
 Federal National Mortgage Assn.:
 5.50%, 11/25/17(2)                                 $ 35,000,000   $ 35,951,580
 6%, 11/25/32(2)                                     168,400,000    172,504,750
 6.50%, 1/1/29-5/1/31                                 67,931,240     70,479,212
 6.50%, 11/25/32(2)                                  109,000,000    112,780,992
 7%, 7/1/13-4/1/30                                    28,726,486     30,099,160
 7%, 11/25/32(2)                                     174,200,000    181,875,600
 7.50%, 10/1/29-1/1/30                                 7,231,756      7,637,082
 8%, 1/1/23                                               63,189         68,334
 9%, 8/1/19                                              101,550        112,244
 9.50%, 11/1/21                                           78,869         87,511
 10.50%, 12/1/14                                         436,796        493,580
 11%, 11/1/15-7/20/19                                  5,110,272      5,941,558
 11.25%, 6/1/14-2/15/16                                  807,412        946,003
 11.50%, 7/15/19-11/17/20                              2,036,205      2,389,643
 11.75%, 7/1/11-10/1/14                                   55,935         64,977
 12%, 1/1/16-8/1/16                                    1,681,212      1,969,033
 12.50%, 8/1/15-12/1/15                                  673,893        796,865
 13%, 6/1/15-8/1/26                                    1,336,652      1,592,684
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.
 Grantor Trust, Commercial
 Mtg. Obligations, Trust 2001-T6,
 Cl. B, 6.088%, 5/25/11(3)                            10,125,000     11,429,564
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Collateralized Mtg. Obligations:
 Trust 2001-44, Cl. ML, 6.50%, 6/25/29                 5,000,000      5,224,970
 Trust 2001-50, Cl. LD, 6.50%, 5/25/30                10,000,000     10,530,931
 Trust 2002-28, Cl. PG, 6.50%, 1/25/27                20,000,000     20,750,222
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates:
 Trust 1992-34, Cl. G, 8%, 3/25/22                     1,317,299      1,416,715
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                 4,000,000      4,205,227
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate
 Mtg. Investment Conduit Pass-Through Certificates,
 Trust 1991-169, Cl. PK, 8%, 10/25/21                    142,659        147,555
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate
 Mtg. Investment Conduit Pass-Through Certificates,
 Interest-Only Stripped Mtg.-Backed Security:
 Trust 294, Cl. 2, (43.07)%, 2/1/28(1)                   341,862         45,938
 Trust 299, Cl. 2, (22.94)%, 5/1/28(1)                22,104,360      2,814,852
 Trust 313, Cl. 2, (28.64)%, 6/25/31(1)               20,021,277      2,583,996
 Trust 1993-138, Cl. JE, (9.587)%, 8/25/23(1)          7,000,000      2,581,250
 Trust 2001-T4, Cl. IO, 7.137%, 7/25/28(1,3)          29,897,467        672,693
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates, Principal Only,
 Trust 2000-23, Cl. PK, 66.363%, 6/25/29(4)            3,725,560      3,353,004
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Stripped Mtg.-Backed
 Security, Trust G, Cl. 2, 11.50%, 3/1/09                548,883        623,464
                                                                  --------------
                                                                    885,428,332

                12|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                       Principal   Market Value
                                                          Amount     See Note 1
--------------------------------------------------------------------------------
 GNMA/Guaranteed--3.1%
 Government National Mortgage Assn.:
 6.50%, 1/15/24                                      $ 1,911,110    $ 2,005,387
 7%, 1/15/28-1/20/30                                  35,625,290     37,427,557
 7.50%, 1/15/28-9/15/28                               10,944,832     11,628,186
 8%, 9/15/07-10/15/28                                  2,883,543      3,099,380
 8.50%, 9/15/21                                            8,689          9,537
 9.50%, 9/15/17                                           25,036         28,223
 10.50%, 2/15/16-7/15/21                                 484,245        565,012
 11%, 10/20/19                                           928,531      1,080,578
 11.50%, 1/15/13-5/15/13                                 149,530        174,812
 13%, 2/15/11-9/15/14                                     19,823         23,785
--------------------------------------------------------------------------------
 Government National Mortgage Assn., Commercial Mtg.
 Obligations, Trust 2002-9, Cl. A, 4.691%, 6/16/16    33,386,543     34,695,309
                                                                  --------------
                                                                     90,737,766
                                                                  --------------
 Total Mortgage-Backed Obligations
 (Cost $984,476,793)                                                976,166,098

--------------------------------------------------------------------------------
 U.S. Government Obligations--75.2%
 Federal Home Loan Bank Unsec. Bonds, 4.125%, 5/13/05 51,100,000     53,345,487
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 2.875%, 9/15/05                                      61,100,000     61,853,668
 3%, 7/15/04                                          77,700,000     79,022,998
 3.875%, 2/15/05                                      79,100,000     82,187,985
 4.875%, 3/15/07                                      61,000,000     65,720,546
 Series MTN, 5.75%, 4/29/09                           25,000,000     25,950,150
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec.
 Reference Nts., 5.25%, 1/15/06                       98,700,000    106,895,160
--------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 5.25%, 3/22/07-4/15/07                               70,300,000     75,454,218
 5.50%, 2/15/06                                      160,500,000    175,054,461
 6.375%, 6/15/09                                      18,400,000     21,240,702
 7%, 7/15/05                                          31,000,000     34,806,676
 7.25%, 1/15/10                                       25,050,000     30,309,648
--------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 6.25%, 5/15/30                                       12,500,000     15,254,887
 6.875%, 8/15/25                                      99,810,000    128,376,720
 9.25%, 2/15/16                                        7,250,000     10,908,705
 STRIPS, 4.77%, 5/15/13(5)                             9,180,000      5,897,177
 STRIPS, 5.91%, 11/15/24(5)                           11,820,000      3,772,247


                13|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued

                                                      Principal    Market Value
                                                         Amount      See Note 1
--------------------------------------------------------------------------------
 U.S. Government Obligations Continued
--------------------------------------------------------------------------------

 U.S. Treasury Nts.:
 1.875%, 9/30/04                                   $199,650,000  $  200,383,115
 2.875%, 6/30/04                                    345,050,000     352,368,856
 3.25%, 8/15/07                                       8,040,000       8,289,369
 5.625%, 2/15/06-5/15/08                             75,000,000      84,609,789
 5.75%, 11/15/05                                      8,400,000       9,332,534
 5.875%, 11/15/04                                   231,875,000     251,856,133
 6%, 8/15/09                                         61,930,000      72,533,097
 6.50%, 8/15/05                                       5,000,000       5,629,495
 6.75%, 5/15/05                                      36,100,000      40,540,589
 7%, 7/15/06                                        108,200,000     126,454,530
 7.50%, 2/15/05(6)                                   34,500,000      39,041,615
 7.875%, 11/15/04(6)                                 37,550,000      42,325,909
                                                                 ---------------
 Total U.S. Government Obligations
 (Cost $2,124,620,409)                                            2,209,416,466

--------------------------------------------------------------------------------
 Joint Repurchase Agreements--7.3%
--------------------------------------------------------------------------------
 Undivided interest of 85.91% in joint repurchase
 agreement with Banc One Capital Markets, Inc.,
 1.85%, dated 9/30/02, to be repurchased at
 $212,641,927 on 10/1/02, collateralized by U.S.
 Treasury Nts., 5.50%--7%, 1/31/03--7/15/06, with
 a value of $220,276,532 and U.S. Treasury Bills,
 12/26/02, with a value of $32,771,422
 (Cost $212,631,000)                                212,631,000     212,631,000

--------------------------------------------------------------------------------
 Total Investments, at Value (Cost $3,321,728,202)        115.7%  3,398,213,564
--------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                    (15.7)   (461,119,568)
                                                   -----------------------------
 Net Assets                                               100.0% $2,937,093,996
                                                   =============================

Footnotes to Statement of Investments

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $28,568,031 or 0.97% of the Fund's net assets as of September 30, 2002.
2. When-issued security to be delivered and settled after September 30, 2002.
3. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
5. Zero coupon bond reflects effective yield on the date of purchase.
6. Securities with an aggregate market value of $25,202,930 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                14|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2002

-------------------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $3,321,728,202)--see accompanying statement  $3,398,213,564
-------------------------------------------------------------------------------------------
 Cash                                                                            833,296
-------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $503,059,303 sold on a when-issued basis)       503,313,054
 Shares of beneficial interest sold                                           27,031,204
 Interest and principal paydowns                                              27,275,649
 Other                                                                             6,689
                                                                          -----------------
 Total assets                                                              3,956,673,456

-------------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased on a when-issued basis                              1,005,116,107
 Shares of beneficial interest redeemed                                        6,970,685
 Daily variation on futures contracts                                          3,240,164
 Dividends                                                                     1,861,932
 Distribution and service plan fees                                            1,546,837
 Transfer and shareholder servicing agent fees                                   329,026
 Shareholder reports                                                             141,436
 Trustees' compensation                                                            3,473
 Other                                                                           369,800
                                                                          -----------------
 Total liabilities                                                         1,019,579,460

-------------------------------------------------------------------------------------------
 Net Assets                                                               $2,937,093,996
                                                                          =================

-------------------------------------------------------------------------------------------
 Composition of Net Assets
-------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest                               $      283,810
-------------------------------------------------------------------------------------------
 Additional paid-in capital                                                2,921,720,035
-------------------------------------------------------------------------------------------
 Undistributed net investment income                                           1,415,575
-------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                    (45,347,196)
-------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                   59,021,772
                                                                          -----------------
 Net Assets                                                               $2,937,093,996
                                                                          =================


                15|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued


---------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,355,381,581 and 130,894,411 shares of beneficial interest outstanding)          $10.35
 Maximum offering price per share (net asset value plus sales charge of
 3.50% of offering price)                                                           $10.73
---------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $759,144,168 and 73,336,106 shares of beneficial interest outstanding)             $10.35
---------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $656,959,318 and 63,568,455 shares of beneficial interest outstanding)             $10.33
---------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $24,100,954 and 2,329,614 shares of beneficial interest outstanding)               $10.35
---------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $141,507,975 and 13,680,980 shares of beneficial interest outstanding)   $10.34


 See accompanying Notes to Financial Statements.


                16|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002

-------------------------------------------------------------------------------
 Investment Income
 Interest                                                       $102,022,210

-------------------------------------------------------------------------------
 Expenses
 Management fees                                                   8,206,128
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                           2,346,096
 Class B                                                           5,228,017
 Class C                                                           4,067,507
 Class N                                                              42,989
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                           1,541,281
 Class B                                                             799,106
 Class C                                                             584,484
 Class N                                                              12,586
 Class Y                                                              10,692
-------------------------------------------------------------------------------
 Shareholder reports                                                 430,548
-------------------------------------------------------------------------------
 Trustees' compensation                                               67,664
-------------------------------------------------------------------------------
 Custodian fees and expenses                                          42,632
-------------------------------------------------------------------------------
 Accounting service fees                                              12,000
-------------------------------------------------------------------------------
 Other                                                               753,214
                                                                ---------------
 Total expenses                                                   24,144,944
 Less reduction to custodian expenses                                (12,273)
                                                                ---------------
 Net expenses                                                     24,132,671

-------------------------------------------------------------------------------
 Net Investment Income                                            77,889,539

-------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)            44,572,043
 Closing of futures contracts                                    (26,874,308)
 Closing and expiration of option contracts written                  402,112
                                                                ---------------
 Net realized gain                                                18,099,847
-------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments             16,676,665
                                                                ---------------
 Net realized and unrealized gain                                 34,776,512


-------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations           $112,666,051
                                                                ===============




 See accompanying Notes to Financial Statements.



                17|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                       2002              2001
-----------------------------------------------------------------------------------------
 Operations
 Net investment income                                $   77,889,539    $   57,883,225
-----------------------------------------------------------------------------------------
 Net realized gain                                        18,099,847         5,797,194
-----------------------------------------------------------------------------------------
 Net change in unrealized appreciation                    16,676,665        40,628,118
                                                      -----------------------------------
 Net increase in net assets resulting from operations    112,666,051       104,308,537

-----------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                 (41,027,866)      (39,312,036)
 Class B                                                 (18,251,583)      (17,580,012)
 Class C                                                 (14,062,183)       (9,464,613)
 Class N                                                    (333,306)          (18,973)
 Class Y                                                  (3,969,643)       (1,314,617)

-----------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                 553,085,210       138,670,268
 Class B                                                 325,308,920        84,902,984
 Class C                                                 400,658,811        74,153,988
 Class N                                                  21,937,359         1,893,354
 Class Y                                                  96,997,222        35,409,885

-----------------------------------------------------------------------------------------
 Net Assets
 Total increase                                        1,433,008,992       371,648,765
-----------------------------------------------------------------------------------------
 Beginning of period                                   1,504,085,004     1,132,436,239
                                                      -----------------------------------
 End of period [including undistributed
 (overdistributed) net investment income
 of $1,415,575 and $(332,013), respectively]          $2,937,093,996    $1,504,085,004
                                                      ===================================


 See accompanying Notes to Financial Statements.


                18|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS


 Class A     Year Ended September 30,              2002      2001     2000      1999      1998
------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period            $10.22    $ 9.93   $10.03    $10.37    $10.30
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .44       .50      .64       .63       .67
 Net realized and unrealized gain (loss)            .13       .37     (.13)     (.35)      .10
                                                 -------------------------------------------------
 Total from investment operations                   .57       .87      .51       .28       .77
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.44)     (.58)    (.61)     (.62)     (.68)
 Dividends in excess of net investment income        --        --       --        --      (.02)
                                                 -------------------------------------------------
 Total dividends and/or
 distributions to shareholders                     (.44)     (.58)    (.61)     (.62)     (.70)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $10.35    $10.22    $9.93    $10.03    $10.37
                                                 =================================================

--------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)               5.72%     8.98%    5.33%     2.78%     7.70%

--------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)    $1,355,382  $786,012 $627,495  $734,407  $634,677
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $  968,852  $681,977 $673,323  $696,607  $584,171
--------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                             4.27%     4.96%    6.46%     6.23%     6.52%
 Expenses                                          0.88%     0.85%    0.83%     0.84%     0.82%(3)
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            161%       97%     121%      141%      161%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                19|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued


 Class B     Year Ended September 30,              2002      2001      2000     1999      1998
--------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period            $10.22    $ 9.93   $10.02    $10.37    $10.30
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .37       .43      .57       .56       .60
 Net realized and unrealized gain (loss)            .12       .36     (.12)     (.37)      .09
                                                 -------------------------------------------------
 Total from investment operations                   .49       .79      .45       .19       .69
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.36)     (.50)    (.54)     (.54)     (.60)
 Dividends in excess of net investment income        --       --        --        --      (.02)
                                                 -------------------------------------------------
 Total dividends and/or
 distributions to shareholders                     (.36)     (.50)    (.54)     (.54)     (.62)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $10.35    $10.22    $9.93    $10.02    $10.37
                                                 =================================================

--------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)               4.93%     8.17%    4.64%     1.91%     6.90%

--------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)      $759,144  $425,088 $329,877  $399,692  $277,381
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $523,711  $353,905 $360,003  $351,099  $210,362
--------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                             3.50%     4.20%    5.70%     5.48%     5.76%
 Expenses                                          1.63%     1.60%    1.59%     1.59%     1.58%(3)
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            161%       97%     121%      141%      161%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                20|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 Class C     Year Ended September 30,              2002      2001     2000      1999   1998(1)
--------------------------------------------------------------------------------------------------
 Per Share Operating Data
--------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $10.20    $ 9.92   $10.01    $10.35    $10.29
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .36       .44      .57       .56       .59
 Net realized and unrealized gain (loss)            .13       .34     (.12)     (.36)      .09
                                                 -------------------------------------------------
 Total from investment operations                   .49       .78      .45       .20       .68
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.36)     (.50)    (.54)     (.54)     (.61)
 Dividends in excess of net investment income        --        --       --        --      (.01)
                                                 -------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.36)     (.50)    (.54)     (.54)     (.62)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $10.33    $10.20    $9.92    $10.01    $10.35
                                                 =================================================

--------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)               4.95%     8.08%    4.65%     2.01%     6.81%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $656,959  $248,537 $168,665  $210,616  $143,563
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $407,864  $190,885 $184,442  $187,226  $100,604
--------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                             3.43%     4.21%    5.70%     5.47%     5.73%
 Expenses                                          1.62%     1.60%    1.59%     1.59%     1.57%(4)
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            161%       97%     121%      141%      161%


1. Per share amounts calculated on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                21|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued


 Class N     Year Ended September 30,                        2002   2001(1)
------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                      $10.21    $10.06
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                        .37       .32
 Net realized and unrealized gain                             .19       .15
                                                           -------------------
 Total from investment operations                             .56       .47
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.42)     (.32)
 Dividends in excess of net investment income                  --        --
                                                           -------------------
 Total dividends and/or distributions to shareholders        (.42)     (.32)
------------------------------------------------------------------------------
 Net asset value, end of period                            $10.35    $10.21
                                                           ===================

------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                         5.60%     4.74%

------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                 $24,101    $1,922
------------------------------------------------------------------------------
 Average net assets (in thousands)                        $ 8,750    $  597
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                       3.62%     5.29%
 Expenses                                                    1.11%     0.87%
------------------------------------------------------------------------------
 Portfolio turnover rate                                      161%       97%


1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                22|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

 Class Y     Year Ended September 30,              2002      2001     2000      1999   1998(1)
--------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period           $ 10.21    $ 9.93   $10.03   $ 10.37   $ 10.33
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .47       .56      .68       .66       .47
 Net realized and unrealized gain (loss)            .14       .33     (.13)     (.34)      .06
                                                 -------------------------------------------------
 Total from investment operations                   .61       .89      .55       .32       .53
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.48)     (.61)    (.65)     (.66)     (.47)
 Dividends in excess of net investment income        --        --       --        --      (.02)
                                                 -------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.48)     (.61)    (.65)     (.66)     (.49)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $10.34    $10.21    $9.93    $10.03    $10.37
                                                 =================================================

--------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)               6.13%     9.19%    5.71%     3.15%     5.30%

--------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)      $141,508   $42,527   $6,400       $69        $1
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $ 86,883   $22,239   $4,178       $ 2        $1
--------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                             4.54%     5.14%    6.78%     6.75%     6.82%
 Expenses                                          0.49%     0.71%    0.51%     0.60%     0.43%(4)
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            161%       97%     121%      141%      161%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                23|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2002, the Fund had


                24|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
entered into when-issued purchase commitments of $1,005,116,107 and when-issued sale commitments of $503,059,303.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2002, the Fund had available for federal income tax urposes unused capital loss carryforwards as follows:

                             Expiring
                             ----------------------
                             2008       $ 1,794,205
                             2009        18,671,218
                                        -----------
                             Total      $20,465,423
                                        ===========


                25|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,502,630. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:

                                          Year Ended        Year Ended
                                      Sept. 30, 2002    Sept. 30, 2001
                 -----------------------------------------------------
                 Distributions paid from:
                 Ordinary income         $77,644,581      $ 67,690,251
                 Long-term capital gain           --                --
                 Return of capital                --                --
                                         -----------------------------
                 Total                   $77,644,581       $67,690,251
                                         =============================

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income $  1,415,575
                 Accumulated net realized loss        (45,347,196)
                 Net unrealized appreciation           59,021,772
                                                     -------------
                 Total                               $ 15,090,151
                                                     =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


                26|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                      Year Ended September 30, 2002   Year Ended September 30, 2001(1)
                              Shares         Amount          Shares          Amount
--------------------------------------------------------------------------------------
 Class A
 Sold                     89,945,971  $ 920,690,581      63,536,906   $ 638,280,905
 Dividends and/or
 distributions reinvested  3,173,807     32,458,828       3,006,741      30,225,706
 Redeemed                (39,143,841)  (400,064,199)    (52,786,036)   (529,836,343)
                         -------------------------------------------------------------
 Net increase             53,975,937  $ 553,085,210      13,757,611   $ 138,670,268
                         =============================================================

--------------------------------------------------------------------------------------
 Class B
 Sold                     47,211,672  $ 483,398,290      18,215,565   $ 183,440,362
 Dividends and/or
 distributions reinvested  1,367,794     13,985,717       1,273,189      12,798,728
 Redeemed                (16,851,036)  (172,075,087)    (11,091,261)   (111,336,106)
                         -------------------------------------------------------------
 Net increase             31,728,430  $ 325,308,920       8,397,493   $  84,902,984
                         =============================================================

--------------------------------------------------------------------------------------
 Class C
 Sold                     51,046,993  $ 521,483,236      13,360,526   $ 134,260,826
 Dividends and/or
 distributions reinvested  1,026,580     10,481,675         671,953       6,745,199
 Redeemed                (12,870,491)  (131,306,100)     (6,671,778)    (66,852,037)
                         -------------------------------------------------------------
 Net increase             39,203,082  $ 400,658,811       7,360,701   $  74,153,988
                         =============================================================

--------------------------------------------------------------------------------------
 Class N
 Sold                      2,482,486  $  25,408,057         193,366   $   1,945,897
 Dividends and/or
 distributions reinvested     31,840        325,779           1,984          18,941
 Redeemed                   (372,954)    (3,796,477)         (7,108)        (71,484)
                         -------------------------------------------------------------
 Net increase              2,141,372  $  21,937,359         188,242   $   1,893,354
                         =============================================================

--------------------------------------------------------------------------------------
 Class Y
 Sold                     12,564,013  $ 128,002,351       4,241,017   $  42,632,874
 Dividends and/or
 distributions reinvested      3,618         37,020             358           3,645
 Redeemed                 (3,052,363)   (31,042,149)       (719,962)     (7,226,634)
                         -------------------------------------------------------------
 Net increase              9,515,268  $  96,997,222       3,521,413   $  35,409,885
                         =============================================================

1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


                27|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $4,678,624,538 and $3,631,300,679, respectively.

As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $3,364,535,316 was composed of:

                Gross unrealized appreciation       $104,541,460
                Gross unrealized depreciation        (70,863,212)
                                                    ------------
                Net unrealized appreciation         $ 33,678,248
                                                    ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million, and 0.40% of average annual net assets in excess of $500 million. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or 0.05%, as the case may be, of the Fund's average daily net assets if the Fund's trailing one year performance percentile at the end of the preceding quarter is in either the fourth or the fifth quintile of the Fund's Lipper peer group, respectively. The foregoing waiver is voluntary and may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.


                28|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
Distribution and Service Plan (12B-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                           Aggregate        Class A      Concessions     Concessions     Concessions     Concessions
                           Front-End      Front-End       on Class A      on Class B      on Class C      on Class N
                       Sales Charges  Sales Charges           Shares          Shares          Shares          Shares
                          on Class A    Retained by      Advanced by     Advanced by     Advanced by     Advanced by
Year Ended                    Shares    Distributor   Distributor(1)  Distributor(1)  Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------------------------------
September 30, 2002        $4,979,938     $1,375,203         $628,691      $5,895,254      $3,652,865        $206,242

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                              Class A           Class B           Class C           Class D
                           Contingent        Contingent        Contingent        Contingent
                       Deferred Sales    Deferred Sales    Deferred Sales    Deferred Sales
                     Charges Retained  Charges Retained  Charges Retained  Charges Retained
Year Ended             by Distributor    by Distributor    by Distributor    by Distributor
-------------------------------------------------------------------------------------------
September 30, 2002            $61,857        $1,292,727          $249,900            $5,086

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $2,346,096, all of which were paid by the Distributor to recipients, and included $136,995 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class
N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
-------------------------------------------------------------------------------
 Class B Plan        $5,228,017       $4,258,412     $9,538,332           1.26%
 Class C Plan         4,067,507        1,929,278     10,899,034           1.66
 Class N Plan            42,989           38,928        460,135           1.91


                29|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2002, the Fund had outstanding futures contracts as follows:

                                                                              Unrealized
                             Expiration   Number of      Valuation as of    Appreciation
 Contract Description             Dates   Contracts   September 30, 2002  (Depreciation)
-----------------------------------------------------------------------------------------
 Contracts to Purchase
 U.S. Treasury Nts., 2 yr.     12/27/02          96         $ 20,631,000    $    112,500
                                                                            -------------

 Contracts to Sell
 U.S. Long Bonds               12/19/02         927          105,909,750      (3,342,422)
 U.S. Treasury Nts., 5 yr.     12/19/02       2,419          276,446,344      (7,460,340)
 U.S. Treasury Nts., 10 yr.    12/19/02       2,031          235,405,594      (6,773,328)
                                                                            -------------
                                                                             (17,576,090)
                                                                            -------------
                                                                            $(17,463,590)
                                                                            =============


                30|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 2002 was as follows:

                                               Call Options                       Put Options
                               ----------------------------    -------------------------------
                               Principal (000s)/               Principal (000s)/
                                       Number of  Amount of            Number of    Amount of
                                       Contracts   Premiums            Contracts     Premiums
----------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 2001                            --  $      --               18,000  $    47,850
Options written                          180,225    995,365                2,430    1,140,506
Options closed or expired               (180,225)  (995,365)              (2,430)  (1,108,631)
Options exercised                             --         --              (18,000)     (79,725)
                               ---------------------------------------------------------------
Options outstanding as of
September 30, 2002                            --  $      --                   --  $        --
                               ===============================================================


                31|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
7. Illiquid Securities

As of September 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2002 was $12,102,257, which represents 0.41% of the Fund's net assets.

--------------------------------------------------------------------------------
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at September 30, 2002.


                32|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP

Denver, Colorado
October 25, 2002


                33|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   None of the dividends paid by the Fund during the year ended September 30, 2002 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                34|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS


--------------------------------------------------------------------------------
Name, Address, Age,              Principal Occupation(s) During Past 5 Years /
Position(s) Held with Fund       Other Trusteeships/Directorships Held by
and Length of Service            Trustee / Number of Portfolios in Fund Complex
                                 Currently Overseen by Trustee

INDEPENDENT                      The address of each Trustee in the chart below
TRUSTEES                         is 6803 S. Tucson Way, Centennial, CO
                                 80112-3924. Each Trustee serves for an
                                 indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain, Chairman         Formerly Chief Executive Officer (until August
and Trustee (since 1986)         27, 2002) of the Funds, Vice Chairman (until
Age: 68                          January 2, 2002) of OppenheimerFunds, Inc. (the
                                 Manager) and President and a director (until
                                 1997) of Centennial Asset Management
                                 Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,            Chairman of the following private mortgage
Trustee (since 1999)             banking companies: Cherry Creek Mortgage
Age: 65                          Company (since 1991), Centennial State Mortgage
                                 Company (since 1994), The El Paso Mortgage
                                 Company (since 1993), Transland Financial
                                 Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier
                                 Insurance (insurance agency) (since 1995) and
                                 Ambassador Media Corporation (since 1984); a director of the following public companies:
                                 Storage Technology Corporation (computer equipment company) (since 1991), Helmerich &
                                 Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of
                                 International Family Entertainment (television channel) (1992-1997) and Natec Resources, Inc.
                                 (air pollution control equipment and services company) (1991-1995), Frontier Real Estate,
                                 Inc. (residential real estate brokerage)
                                 (1994-1999), and Frontier Title (title
                                 insurance agency) (1995-June 1999); a U.S.
                                 Senator (January 1979-January 1991). Oversees
                                 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                  Formerly Mr. Avis held the following positions:
Trustee (since 1993)             Director and President of A.G. Edwards Capital,
Age: 71                          Inc. (General Partner of private equity funds)
                                 (until February 2001); Chairman, President and
                                 Chief Executive Officer of A.G. Edwards
                                 Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                                 Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March
                                 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor) (until March 1999); and a Director
                                 (until March 2000) of A.G. Edwards & Sons and
                                 A.G. Edwards Trust Company. Oversees 41
                                 portfolios in the OppenheimerFunds complex.

George C. Bowen,                 Formerly (until April 1999) Mr. Bowen held the
Trustee (since 1997)             following positions: Senior Vice President
Age: 66                          (from September 1987) and Treasurer (from March
                                 1985) of the Manager; Vice President (from June
                                 1983) and Treasurer (since March 1985) of
                                 OppenheimerFunds Distributor, Inc. (a
                                 subsidiary of the Manager); Senior Vice
                                 President (since February 1992), Treasurer
                                 (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial
                                 Asset Management Corporation; Vice President
                                 (since October 1989) and Treasurer (since April
                                 1986) of HarbourView Asset Management
                                 Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989- January 1990) of
                                 Centennial Capital Corporation (an investment advisory subsidiary of the Manager); Vice
                                 President and Treasurer (since August 1978) and
                                 Secretary (since April 1981) of Shareholder
                                 Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and
                                 Secretary (since November 1989) of Shareholder
                                 Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer
                                 (since March 1998) of Oppenheimer Acquisition
                                 Corp. (the Manager's parent corporation);
                                 Treasurer (since November 1989) of Oppenheimer
                                 Partnership Holdings, Inc. (a holding company subsidiary of the

                35|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Continued

George C. Bowen,                 Manager); Vice President and Treasurer (since
Continued                        July 1996) of Oppenheimer Real Asset
                                 Management, Inc. (an investment advisory subsidiary of the Manager); Chief Executive
                                 Officer and director (since March 1996) of
                                 MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager); Treasurer (since
                                 October 1997) of OppenheimerFunds International
                                 Ltd. and Oppenheimer Millennium Funds plc
                                 (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,               A member of The Life Guard of Mount Vernon,
Trustee (since 1999)             George Washington's home (since June 2000).
Age: 64                          Formerly (March 2001-May 2002) Director of
                                 Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                 Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                   Chairman and Director (since 1998) of Rocky
Trustee (since 1990)             Mountain Elk Foundation (a not-for-profit
Age: 60                          foundation); and a director (since October
                                 1999) of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                    A trustee or director of other Oppenheimer
Trustee (since 1996)             funds. Formerly (until October 1994) Mr.
Age: 61                          Freedman held several positions in subsidiary
                                 or affiliated companies of the Manager.
                                 Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,             Trustee (since 1996) of MassMutual
Trustee (since 2002)             Institutional Funds and of MML Series
Age: 55                          Investment Fund (open-end investment
                                 companies); Director of MML Services (since
                                 April 1987) and America Funds Emerging Markets
                                 Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                 (a philanthropy organization) (since April
                                 2002), and Community Hospital of Monterey
                                 Peninsula, (since February 2002); a trustee
                                 (since February 2000) of Monterey International
                                 Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                 Michigan and Hartford Hospital. Formerly, Mrs.
                                 Hamilton held the following position: President
                                 (February 1991-April 2000) ARCO Investment
                                 Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                Director (since 2001) of Jones Knowledge, Inc.
Trustee (since 2002)             (a privately held company), U.S. Exploration,
Age: 58                          Inc., (since 1997), Colorado UpLIFT (a
                                 non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                                 (since 2000). Formerly, Mr. Malone held the following positions: Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly
                                 Colorado National Bank,) (July 1996-April 1,
                                 1999) and a director of Commercial Assets, Inc.
                                 (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,        Trustee (since 1996) of MassMutual
Trustee (since 2000)             Institutional Funds and of MML Series
Age: 60                          Investment Fund (open-end investment
                                 companies); Trustee and Chairman (since May
                                 1987) of the investment committee for the Worcester Polytech Institute; President and
                                 Treasurer (since January 1999) of the SIS Fund
                                 (a private not for profit charitable
                                 organization); Trustee (since 1995) of the Springfield Library and Museum Association;
                                 Trustee (since 1996) of the Community Music
                                 School of Springfield; Member of the investment committee of the Community Foundation of Western Massachusetts (since 1998). Formerly,
                                 Chairman (January


                36|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

F. William Marshall, Jr.,        1999-July 1999) of SIS & Family Bank, F.S.B.
Continued                        (formerly SIS Bank); President, Chief Executive
                                 Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS Bank (formerly
                                 Springfield Institution for Savings) and
                                 Executive Vice President (January 1999-July
                                 1999) of Peoples Heritage Financial Group, Inc.
                                 Oversees 41 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE               The address of Mr. Murphy in the chart below is
AND OFFICER                      498 Seventh Avenue, New York, NY 10018. Mr.
                                 Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                  Chairman, Chief Executive Officer and director
President and Trustee            (since June 2001) and President (since
(since October 2001)             September 2000) of the Manager; President and a
Age: 53                          director or trustee of other Oppenheimer funds;
                                 President and a director (since July 2001) of Oppenheimer Acquisition Corp. and of
                                 Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                 OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                                 Services, Inc. and of Shareholder Financial
                                 Services, Inc.; President and a director (since
                                 July 2001) of OppenheimerFunds Legacy Program
                                 (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                 OppenheimerFunds, Inc.: OFI Institutional Asset
                                 Management, Inc. and Centennial Asset
                                 Management Corporation (since November 2001),
                                 HarbourView Asset Management Corporation and
                                 OFI Private Investments, Inc. (since July
                                 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; a director (since
                                 November 2001) of Trinity Investment Management
                                 Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive
                                 Vice President (since February 1997) of
                                 Massachusetts Mutual Life Insurance Company
                                 (the Manager's parent company); a director
                                 (since June 1995) of DBL Acquisition
                                 Corporation; formerly, Chief Operating Officer
                                 (September 2000-June 2001) of the Manager;
                                 President and trustee (November 1999-November
                                 2001) of MML Series Investment Fund and
                                 MassMutual Institutional Funds (open-end investment companies); a director (September
                                 1999-August 2000) of C.M. Life Insurance
                                 Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML
                                 Bay State Life Insurance Company; a director
                                 (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                                 69 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: Messrs. Manioudakis, Molleur and Zack and Ms. Feld is 498 Seventh Avenue, New York, NY 10018, Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal.

Angelo Manioudakis,              Senior Vice President of the Manager (since
Vice President (since 2002)      April 2002); formerly Executive Director and
Age: 35                          portfolio manager for Miller, Anderson &
                                 Sherrerd, a division of Morgan Stanley
                                 Investment Management (August 1993-April 2002).
                                 An officer of 9 portfolios in the
                                 OppenheimerFunds complex.

Brian W. Wixted,                 Senior Vice President and Treasurer (since
Treasurer, Principal Financial   March 1999) of the Manager; Treasurer (since
and Accounting Officer           March 1999) of HarbourView Asset Management
(since April 1999)               Corporation, Shareholder Services, Inc.,
Age: 43                          Oppenheimer Real Asset Management Corporation,
                                 Shareholder Financial Services, Inc.,
                                 Oppenheimer Partnership Holdings, Inc., OFI
                                 Private Investments, Inc. (since March 2000),
                                 OppenheimerFunds International

                37|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS  Continued

Brian W. Wixted,                 Ltd. and Oppenheimer Millennium Funds plc
Continued                        (since May 2000) and OFI Institutional Asset
                                 Management, Inc. (since November 2000);
                                 Treasurer and Chief Financial Officer (since
                                 May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                 Treasurer (since March 1999) of Oppenheimer
                                 Acquisition Corp. and OppenheimerFunds Legacy
                                 Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March
                                 1999), Bankers Trust Company-Mutual Fund
                                 Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Connie Bechtolt,                 Assistant Vice President of the Manager (since
Assistant Treasurer              September 1998); formerly Manager/Fund
(since October 2002)             Accounting of the Manager (September
Age: 39                          1994-September 1998). An officer of 85
                                 portfolios in the OppenheimerFunds complex.

Philip F. Vottiero,              Vice President/Fund Accounting of the Manager
Assistant Treasurer              (since March 2002); formerly Vice
(since August 27, 2002)          President/Corporate Accounting of the Manager
Age: 39                          (July 1999-March 2002) prior to which he was
                                 Chief Financial Officer at Sovlink Corporation
                                 (April 1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                  Senior Vice President (since May 1985) and
Vice President & Secretary       General Counsel (since February 2002) of the
(since November 1, 2001)         Manager; General Counsel and a director (since
Age: 54                          November 2001) of OppenheimerFunds Distributor,
                                 Inc.; Senior Vice President and General Counsel
                                 (since November 2001) of HarbourView Asset
                                 Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                 Partnership Holdings, Inc.; Senior Vice
                                 President, General Counsel and a director
                                 (since November 2001) of Shareholder Services,
                                 Inc., Shareholder Financial Services, Inc., OFI
                                 Private Investments, Inc., Oppenheimer Trust
                                 Company and OFI Institutional Asset Management,
                                 Inc.; General Counsel (since November 2001) of
                                 Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                                 Real Asset Management, Inc.; Assistant
                                 Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                                 President (since November 2001) of
                                 OppenheimerFunds Legacy Program; Secretary
                                 (since November 2001) of Oppenheimer
                                 Acquisition Corp.; formerly Acting General
                                 Counsel (November 2001-February 2002) and
                                 Associate General Counsel (May 1981-October
                                 2001) of the Manager; Assistant Secretary of
                                 Shareholder Services, Inc. (May 1985-November
                                 2001), Shareholder Financial Services, Inc.
                                 (November 1989-November 2001); OppenheimerFunds
                                 International Ltd. And Oppenheimer Millennium
                                 Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

Philip T. Masterson,             Vice President and Assistant Counsel of the
Assistant Secretary              Manager (since July 1998); formerly, an
(since August 27, 2002)          associate with Davis, Graham, & Stubbs LLP
Age: 38                          (January 1997-June 1998). An officer of 72
                                 portfolios in the OppenheimerFunds complex.

Denis R. Molleur,                Vice President and Senior Counsel of the
Assistant Secretary              Manager (since July 1999); formerly a Vice
(since November 1, 2001)         President and Associate Counsel of the Manager
Age: 45                          (September 1995-July 1999). An officer of 82
                                 portfolios in the OppenheimerFunds complex.

Katherine P. Feld,               Vice President and Senior Counsel (since July
Assistant Secretary              1999) of the Manager; Vice President (since
(since November 1, 2001)         June 1990) of OppenheimerFunds Distributor,
Age: 44                          Inc.; Director, Vice President and Assistant
                                 Secretary (since June 1999) of Centennial Asset
                                 Management Corporation; Vice President (since
                                 1997) of Oppenheimer Real Asset Management,
                                 Inc.; formerly Vice President and Associate
                                 Counsel of the Manager (June 1990-July 1999).
                                 An officer of 85 portfolios in the
                                 OppenheimerFunds complex.


                38|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Kathleen T. Ives,                Vice President and Assistant Counsel (since
Assistant Secretary              June 1998) of the Manager; Vice President
(since November 1, 2001)         (since 1999) of OppenheimerFunds Distributor,
Age: 37                          Inc.; Vice President and Assistant Secretary
                                 (since 1999) of Shareholder Services, Inc.;
                                 Assistant Secretary (since December 2001) of
                                 OppenheimerFunds Legacy Program and Shareholder
                                 Financial Services, Inc.; formerly Assistant
                                 Vice President and Assistant Counsel of the
                                 Manager (August 1997-June 1998); Assistant
                                 Counsel of the Manager (August 1994-August
                                 1997). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



--------------------------------------------------------------------------------
MANAGEMENT AND OTHER AFFILIATES
--------------------------------------------------------------------------------

 Investment Advisor        OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors      Deloitte & Touche LLP

--------------------------------------------------------------------------------
 Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.
 To the Fund

--------------------------------------------------------------------------------
 Legal Counsel to the      Mayer Brown Rowe and Maw
 Independent Trustees

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York, NY 10018.

                           (C)Copyright 2002 OppenheimerFunds, Inc.
                           All rights reserved.


                39|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE


As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:

o  Applications or other forms
o  When you create a user ID and password for online account access
o  When you enroll in eDocs Direct
o  Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.
We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o  Account access
o  Create a user ID and profile
o  User profile
o  eDocs Direct, our electronic document delivery service


                40|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.
o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
o You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).


                41|  OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INFORMATION AND SERVICES

[eDocsDirect LOGO ART]

Get This Report Online!

You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE!
With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink(1) and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: OPGVX  Class B: OGSBX  Class C: OLTCX  Class N: OLTNX  Class Y: OLTYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.




RA0855.001.0902  November 29, 2002                    [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.